UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2007

OTTAWA SAVINGS BANCORP, INC.

(Exact name of registrant as specified in its charter)

United States	000-51367	20-3074627
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

925 LaSalle Street

Ottawa, IL 61350

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 815-433-2525

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01—Other Events.

On November 7, 2007, the Board of Directors of Ottawa Savings Bancorp, Inc. (the “Company”), the holding company for Ottawa Savings Bank, declared a cash dividend of $0.05 per share. The dividend will be payable on or about December 19, 2007 to stockholders of record as of November 29, 2007. A copy of the press release announcing the dividend declaration is attached hereto as Exhibit 99.1.

Ottawa Savings Bancorp, Inc. is the holding company for Ottawa Savings Bank, (“the Bank”). The Bank originally chartered in 1871, is a community bank serving Ottawa, Illinois and LaSalle County through its main office in Ottawa, Illinois.

Item 9.01—Financial Statements and Exhibits

(d)	Exhibits

Number	Description
99.1	Press Release dated November 7, 2007

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 7, 2007

OTTAWA SAVINGS BANCORP, INC.

By:	/s/ Gary L. Ocepek
Name:	Gary L. Ocepek
Title:	CHIEF EXECUTIVE OFFICER